                                                                EXHIBIT 10.32.2
This instrument, when recorded,
should be returned to:                 THE PURPOSE OF THIS INSTRUMENT IS TO MAKE
Robert N. Farrar                       TECHNICAL CORRECTIONS TO THAT CERTAIN
Attorney at Law                        HEAD LEASE (P1), DATED DECEMBER 30, 1996,
The Carnegie Building                  RECORDED IN DEED BOOK ____, PAGE ____, OF
607 Broad Street, Suite 141            THE RECORDS OF THE CLERK OF SUPERIOR
Rome, Georgia  30161-3059              COURT OF FLOYD COUNTY, GEORGIA. IT IS THE
                                       INTENTION OF THE PARTIES THAT THIS
                                       DOCUMENT SUPERCEDE SUCH OTHER DOCUMENT IN
                                       ITS ENTIRETY.


================================================================================

                                 ROCKY MOUNTAIN
                              HEAD LEASE AGREEMENT

                                      (P1)

                          Dated as of December 30, 1996

                                     between


                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                           & TRANSMISSION CORPORATION)

                                       and

                             SUNTRUST BANK, ATLANTA,
                         not in its individual capacity
                            but solely as Co-Trustee


                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC PROJECT

================================================================================

     CERTAIN OF THE RIGHT, TITLE AND INTEREST OF SUNTRUST BANK, ATLANTA IN AND TO THIS ROCKY MOUNTAIN HEAD LEASE AGREEMENT (P1) HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY TITLE, LIEN AND SECURITY INTEREST IN FAVOR OF UTRECHT-AMERICA FINANCE CO., AS LENDER UNDER THE LOAN AGREEMENT AND THE DEED TO SECURE DEBT EACH DATED AS OF DECEMBER 30, 1996. THIS ROCKY MOUNTAIN HEAD LEASE AGREEMENT (P1) HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE LENDER ON THE SIGNATURE PAGE THEREOF. SEE SECTION 13 FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                                TABLE OF CONTENTS

                                                                           Page

SECTION 1.          DEFINITIONS...............................................1

SECTION 2.          LEASE OF THE UNDIVIDED INTEREST...........................2

SECTION 3.          TERM AND RENT.............................................2
                    Section 3.1.     Basic Term...............................2
                    Section 3.2.     Renewal Term.............................2
                    Section 3.3.     Head Lease Rent..........................2
                    Section 3.4.     Nonterminability.........................2
                    Section 3.5.     Termination Option.......................3

SECTION 4.          RIGHT OF QUIET ENJOYMENT..................................3

SECTION 5.          RETURN OF UNDIVIDED INTEREST BY HEAD LESSEE...............3

SECTION 6.          LIENS.....................................................4
                    Section 6.1.     Head Lessee Covenant.....................4
                    Section 6.2.     Head Lessor Covenant.....................4

SECTION 7.          OPERATION AND MAINTENANCE; REPLACEMENT
                    COMPONENTS................................................4
                    Section 7.1.     Operation and Maintenance................4
                    Section 7.2.     Replacement Components...................5

SECTION 8.          MODIFICATIONS.............................................5

SECTION 9.          TRANSFER OF UNDIVIDED INTEREST............................5

SECTION 10.         INSPECTION................................................5

SECTION 11.         HEAD LESSOR EVENT OF DEFAULT; REMEDIES....................6
                    Section 11.1. Head Lessor Event of Default................6
                    Section 11.2. Remedies for Head Lessor Event of Default...7

SECTION 12.         WAIVER OF PARTITION.......................................9

SECTION 13.         SECURITY FOR THE HEAD LESSEE'S OBLIGATION TO THE
                    LENDER....................................................9

                                                                           Page

SECTION 14.         NONMERGER................................................10

SECTION 15.         APPLICATION OF PAYMENTS FROM GOVERNMENTAL
                    ENTITY...................................................10

SECTION 16.         INSURANCE................................................10

SECTION 17.         MISCELLANEOUS............................................10
                    Section 17.1.    Amendments and Waivers..................10
                    Section 17.2.    Notices.................................10
                    Section 17.3.    Survival................................12
                    Section 17.4.    Successors and Assigns..................12
                    Section 17.5.    Business Day............................13
                    Section 17.6.    Governing Law...........................13
                    Section 17.7.    Severability............................13
                    Section 17.8.    Counterparts............................13
                    Section 17.9.    Headings and Table of Contents..........13
                    Section 17.10.   Further Assurances......................13
                    Section 17.11.   Effectiveness of Head Lease.............13
                    Section 17.12.   Limitation of Liability.................13
                    Section 17.13.   Measuring Life..........................14

Appendix A     Definintions.................................................A-1

EXHIBIT A      Description of the Facility..................................A-1

        Exhibit A-1   Descripton of Entire Rocky Mountain Property........A-1-1
        Exhibit A-2   Project Boundary Drawing of the Rocky Mountain
                        Project ..........................................A-2-1
        Exhibit A-3   Powertunnel and Powerhouse General Plan and Profile
                        of the Rocky Mountain Project Drawing NO.
                        RM-00-CL0013 R1...................................A-3-1
        Exhibit A-4   Equipment...........................................A-3-2

Schedule 1     Termination Values for Head Lease Basic Term................S1-1

                    ROCKY MOUNTAIN HEAD LEASE AGREEMENT (P1)


     This ROCKY MOUNTAIN HEAD LEASE AGREEMENT (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Head Lease"), between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and permitted assigns, the "Head Lessor"), and SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity but solely as Co-Trustee (together with its successors and permitted assigns, the "Head Lessee") under the Trust Agreement (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with provisions hereof, the "Trust Agreement"), with the Owner Trustee and the Owner Participant (as each is defined therein).

     WHEREAS, the Head Lessor and Georgia Power Company, a corporation organized under the laws of the State of Georgia ("Georgia Power"), own the Rocky Mountain Site as tenants in common under laws of the State of Georgia;

     WHEREAS, the Head Lessor and Georgia Power own the Facility (as hereinafter defined) as tenants in common under laws of the State of Georgia;

     WHEREAS, pursuant to the Ground Lease (as hereinafter defined) the Co-Trustee has acquired from the Head Lessor a leasehold interest in an undivided interest equal to the Facility Lessor's Percentage in the Rocky Mountain Site for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extension as provided therein; and

     WHEREAS, pursuant to this Head Lease, the Head Lessor is leasing the Undivided Interest to the Head Lessee for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extension as provided herein.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1. DEFINITIONS.

     Capitalized terms used in this Head Lease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto unless the context hereof shall otherwise require. The general provisions of Appendix A shall apply to terms used in this Head Lease and specifically defined herein.

SECTION 2. LEASE OF THE UNDIVIDED INTEREST.

     The Head Lessor hereby leases the Undivided Interest, upon the terms and conditions set forth herein, to the Head Lessee for the term and renewal terms, if any, described below, and the Head Lessee hereby leases the Undivided Interest from the Head Lessor. The Head Lessor and the Head Lessee understand and agree that (a) this Head Lease of the Undivided Interest is subject to the limitations identified in the definition of Undivided Interest, (b) legal title to the Facility remains vested in the Head Lessor and Georgia Power as tenants-in-common, (c) this Head Lease of the Undivided Interest is subject and subordinate to the Lien of the Oglethorpe Mortgage and the encumbrances described in the Title Report, and (d) this Head Lease is subject to those encumbrances set forth in the Title Report.

SECTION 3. TERM AND RENT.

     Section 3.1. Basic Term. The term of this Head Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on November 1, 2067 (the "Head Lease Basic Term"), subject to earlier termination pursuant to the express terms hereof and extension for any number of Renewal Terms (as defined below); provided, however, that notwithstanding anything to the contrary set forth herein, in no event shall the Head Lease Basic Term terminate so long as the Head Lessee's interest under this Head Lease shall be subject to the Lien of the Loan Agreement or the security title of the Deed to Secure Debt.

     Section 3.2. Renewal Term. At the expiration of the Head Lease Basic Term or any Head Lease Renewal Term (as hereinafter defined), the Head Lessee may extend this Head Lease for any number of additional terms of not less than 1 year each (each a "Head Lease Renewal Term" and, together with the Head Lease Basic Term, the "Head Lease Term") by giving the Head Lessor 180 days prior written notice.

     Section 3.3. Head Lease Rent. The Head Lessee hereby agrees to pay the Head Lessor rent in the amount of the Undivided Interest Cost on the Closing Date for the Head Lease Basic Term and all Head Lease Renewal Terms (the "Head Lease Rent"). The Head Lessor acknowledges receipt of such amount in full satisfaction of the Head Lessee's obligation to pay rent during the Head Lease Basic Term and each Head Lease Renewal Term. If the Head Lessee elects to renew the term of the Head Lease for any number of Head Lease Renewal Term or Terms pursuant to
Section 3.2 hereof, the Head Lessor agrees that no additional rent shall be payable in respect of any such Head Lease Renewal Term. The parties agree that this Head Lease constitutes a sale of the Undivided Interest from the Head Lessor to the Head Lessee for U.S. federal income tax purposes and that the Head Lessee shall be treated as the owner of the Undivided Interest for U.S. federal income tax purposes.

     Section 3.4. Nonterminability. Subject to Sections 3.1, 3.2 and 3.5 hereof, notwithstanding anything herein or otherwise to the contrary, neither the rights of the Head Lessee nor the obligations of the Head Lessor under this Head Lease shall be extinguished, diminished, lost or otherwise impaired by any circumstances of any character or for any reason whatsoever, whether or not the same involves the loss of all or any part of the leasehold estate granted by this Head Lease, including, without limitation, any of the following circumstances or reasons: (a) any damage to or loss or destruction of all or any part of the Facility for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of all or any part of the Facility by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any foreclosure or deed in lieu of foreclosure of the Oglethorpe Mortgage, or any termination of this Head Lease as a result thereof by operation of law or contract, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Facility or the Undivided Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Head Lease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Head Lessor, the Head Lessee or any other Person,
(f) the failure by the Head Lessee to comply with Section 3, 5, 6 or 7 or any other provision hereof or of any other Operative Documents or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing. The provisions of this Section 3.4 shall survive the termination of this Head Lease for any reason whatsoever. The obligations of the Head Lessor hereunder are covenants that are independent of the existence of such leasehold and shall survive the termination thereof for any reason whatsoever.

     Section 3.5. Termination Option. After the expiration or earlier termination of the Facility Lease Term, subject to the provision at the end of
Section 3.1, the Head Lessee may terminate this Head Lease upon thirty days prior written notice to the Head Lessor; provided, however, that the Head Lessee shall simultaneously terminate the Ground Lease pursuant to Section 2.6 thereof.

SECTION 4. RIGHT OF QUIET ENJOYMENT.

     The Head Lessor warrants that it has full right and authority to lease the Undivided Interest to the Head Lessee pursuant to the terms of this Head Lease and covenants that, notwithstanding any provision of any other Operative Documents, during the Head Lease Term, neither the Head Lessor, any Affiliate nor any other Person claiming title superior to, or by, through or under it (other than the obligees or any trustee under the Oglethorpe Mortgage) shall interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Head Lessee of the Undivided Interest pursuant to the terms hereof; provided that the Head Lessor's covenant does not relate to actions of the Lender.

SECTION 5. RETURN OF UNDIVIDED INTEREST BY HEAD LESSEE.

     Subject to Section 9, hereof, on the last day of the Head Lease Term, the Head Lessee shall return the Undivided Interest by delivering its possession of the same to the Head Lessor at the location of the Facility in Floyd County, Georgia, and shall execute, acknowledge and deliver a release, surrender or conveyance of all of its rights, title and interests in the Undivided Interest to be prepared by and at the expense of the Head Lessor in a form reasonably satisfactory to the Head Lessee, in each case without representation or warranty other than that the Undivided Interest is free and clear of any Facility Lessor's Liens attributable to it and a warranty from the Owner Participant with respect to absence of Owner Participant's Liens and the Owner Trustee with respect to the absence of Facility Lessor's Liens attributable to it, without any other liability or cost to the Head Lessee. The obligations of the Head Lessee under this Section 5 shall survive termination of this Head Lease.

SECTION 6. LIENS.

     Section 6.1. Head Lessee Covenant. Prior to the expiration or termination of the Facility Sublease, the Head Lessee agrees that it will not, directly or indirectly, create, incur, assume or suffer to exist, any Facility Lessor's Liens on or with respect to the Undivided Interest or the Facility Lessor's Rocky Mountain Interest, and the Head Lessee shall promptly notify the Head Lessor of the imposition of any such Lien of which the Head Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

     Section 6.2. Head Lessor Covenant. The Head Lessor agrees that it will not, directly or indirectly, (i) create, incur, assume or suffer to exist any Lien on or with respect to the Undivided Interest other than Permitted Liens or (ii) assign, convey or otherwise transfer its interest in the Undivided Interest, and the Head Lessor shall promptly notify the Head Lessee of the imposition of any such Lien of which the Head Lessor is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

SECTION 7. OPERATION AND MAINTENANCE; REPLACEMENT COMPONENTS.

     Section 7.1. Operation and Maintenance. Prior to the end of the Facility Lease Term, the Head Lessee shall comply with the provisions of Section 7 of the Facility Lease (which provisions are incorporated herein, mutatis mutandis) as if such provisions applied to the Head Lessee; provided, however, by entering into the Facility Lease with the Facility Lessee, the Head Lessee shall be deemed to be in full compliance with the first sentence of this Section 7.1 whether or not the Facility Lessee complies or continues to comply with the terms of the Facility Lease. On and after the end of the Facility Lease Term, the Head Lessee, at its own expense, will maintain, repair and service, or cause to be maintained, repaired and serviced, the Undivided

Interest in accordance with Prudent Utility Practice for similar hydroelectric power plants; provided, however, that so long as the Operating Agency Agreement shall be in effect, the Head Lessee shall be deemed to have complied with the second sentence of this Section 7.1. Notwithstanding any provision contained in this Head Lease or in any other Operative Document, the Head Lessee has the right to perform any and all acts required by an order of the FERC or its successor affecting the Facility or the Rocky Mountain Site without the prior approval of the Head Lessor.

     Section 7.2. Replacement Components. An undivided interest equal to the Facility Lessor's Percentage in all Replacement Components incorporated in the Facility during the Head Lease Term in accordance with the Facility Lease, the Facility Sublease or the Rocky Mountain Operating Agreement shall automatically become subject to this Head Lease without any action by any Person whatsoever and shall be deemed to be a part of the Facility and the Undivided Interest for all purposes of this Head Lease.

SECTION 8. MODIFICATIONS.

     An undivided interest equal to the Facility Lessor's Percentage in all Modifications to the Facility during the Head Lease Term in accordance with the Facility Lease, the Facility Sublease or the Rocky Mountain Operating Agreement shall automatically become subject to this Head Lease without any action by any Person whatsoever and shall be deemed to be a part of the Facility and the Undivided Interest for all purposes of this Head Lease.


SECTION 9. TRANSFER OF UNDIVIDED INTEREST.

     The Head Lessor acknowledges that (x) the Head Lessee shall have the right to transfer and convey the Undivided Interest and any interest therein under and in accordance with Sections 10.2, 13.2, 14.4, 15.3, 17.1(c), 17.1(e) and 18 of
the Facility Lease in connection with the Head Lessee's transfer thereunder of the Facility Lessor's Rocky Mountain Interest, and the Head Lessee and the Head Lessor agree to comply with the provisions of the applicable section of the Facility Lease in connection with such transfer to the extent required by the provisions of each such Section and (y) the Head Lessee's interest hereunder may be transferred to the Lender or any Affiliate of the Lender or any other Person who is the purchaser thereof in foreclosure, of the security title of the Deed to Secure Debt or the Lien of the Loan Agreement or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure. The Head Lessor acknowledges that the Undivided Interest will be leased by the Facility Sublessor to the Facility Sublessee pursuant to the Facility Sublease and that the Facility Sublessor shall have the right to transfer and convey the Undivided Interest and any interest therein under and in accordance with Sections 10.2, 13.2, 14.3, 17.1(c), 17.1(e) or 18 of the Facility Sublease in connection with the Facility Sublessor's transfer thereunder of the Facility Sublessor's Rocky Mountain Interest.

SECTION 10. INSPECTION.

     During the Term of the Facility Lease, the rights of the Head Lessee, the Owner Participant, the Lender and their representatives to inspect the Facility and the Rocky Mountain Site shall be governed by Section 12 of the Facility Lease and the Head Lessor agrees to give to each such party the same inspection rights as are provided to the parties referred to in Section 12 of the Facility Lease.

SECTION 11. HEAD LESSOR EVENT OF DEFAULT; REMEDIES.

     Section 11.1. Head Lessor Event of Default. Each of the following events (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or rule or regulation of any administrative or governmental body) shall constitute a Head Lessor Event of Default:

          (a) the principal and interest on any of the Oglethorpe Mortgage Bonds shall have been declared to be immediately due and payable;

          (b) the obligees or any trustee under the Oglethorpe Mortgage shall have (x) given the notice contemplated by Section 1(b) or Section 4 of the Intercreditor Agreement of, or shall have commenced or taken action to, foreclosure or otherwise to dispossess Oglethorpe or the Head Lessee from the Facility or otherwise effect an action referred to in Section 4 of the Intercreditor Agreement or (y) exercised any dispossessing remedy pursuant to the remedy provisions of the Oglethorpe Mortgage or pursuant to Applicable Law;

          (c) the mortgagees or trustee under the Oglethorpe Mortgage shall commence a foreclosure action under the relevant remedy provisions following an "event of default" under the Oglethorpe Mortgage or accept or agree to accept a deed in lieu of foreclosure of the Oglethorpe Mortgage;

          (d) the Undivided Interest, the Rocky Mountain Site and the Rocky Mountain Agreements shall not be returned to the Head Lessee free and clear of all Liens other than Liens permitted by paragraph (d) of Section 5.2 of the Facility Sublease as required by the Facility Lease;

          (e) the Head Lessor shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary bankruptcy case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (iv) fail to pay its debts generally as they become due or admit its inability to do so, or take any corporate steps with respect to any of the foregoing;

          (f) an involuntary case or other proceeding shall be commenced against the Head Lessor seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property, or (iii) the winding-up or liquidation of the Head Lessor; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days;

          (g) any other material breach by the Head Lessor of its obligations under Section 4 hereof or Section 4 of the Ground Lease and, if capable of remedy, no action to cure has commenced within 30 days after notice to the Head Lessor by the Head Lessee or, if such action has been taken and the Head Lessor is diligently pursuing such cure, such action has not succeeded within a period of 120 days after such notice;

          (h) the Head Lessor shall fail to comply with Section 8.5, 8.7 (as it relates to a Qualifying Letter of Credit provided in substitution for a Qualifying Head Lease Surety Bond), 8.8, 8.16 or 16.2 of the Participation Agreement and the Owner Participant shall have given written notice to the Head Lessor declaring a Head Lessor Event of Default under this paragraph
     (h);

          (i) the Head Lease, the Ground Lease or the Rocky Mountain Agreements Assignment and Assumption Agreement shall cease to be valid and enforceable obligations of the Head Lessor;

          (j) the FERC License is not renewed for a term of at least 17 years from the Expiration Date;

          (k) the Qualifying Head Lease Surety Bond (or the Qualifying Letter of Credit in replacement thereof) or any Qualifying Additional Security securing the Head Lessor's obligations under this Head Lease shall cease to be the valid and enforceable obligations of the issuer thereof (whether or not such bond or letter of credit meets the requirements for a "Qualifying Head Lease Surety Bond", "Qualifying Letter of Credit" or "Qualifying Additional Security"); or

          (l) the Head Lessor shall have failed to perform or observe its covenants set forth in Section 8.15 of the Participation Agreement, and, if capable of remedy, no action to cure is commenced within 30 days after notice, or, if such action has been taken and the Head Lessor is diligently pursuing such cure, such action has not succeeded within a period of 60 days after such notice.

     Section 11.2. Remedies for Head Lessor Event of Default. Upon the occurrence of any Head Lessor Event of Default, and so long as the same shall be continuing, this Head Lease shall automatically be deemed to be in default without the need for giving any notice (the giving of which is waived to the fullest extent permitted by Applicable Law); and at any time thereafter Head Lessee may, subject to the proviso set forth in paragraph (b) of this Section 11.2, exercise the following remedies:

          (a) Head Lessee may demand by written notice to Head Lessor specifying a Termination Date occurring not less than 10 days following such demand, that the Head Lessor pay to Head Lessee, and the Head Lessor shall pay to the Head Lessee, on the Termination Date specified in such notice, as liquidated damages for loss of bargain and not as a penalty, an amount equal to the Termination Value, computed as of the Termination Date specified in such notice; provided, however, that such amount shall be deemed paid and satisfied to the extent of (i) the amount, if any, of any proceeds received by the Head Lessee pursuant to the exercise of any remedies under the Facility Lease, including but not limited to proceeds received from the exercise of rights against the Qualifying Equity Funding Agreement, and (ii) the amount of any proceeds received by the Head Lessee pursuant to a Qualifying Head Lease Surety Bond; and provided, further that, if requested by the Head Lessor, the Head Lessee shall pursue its remedies under Section 17 of the Facility Lease prior to making any demand for liquidated damages pursuant to this Section 11.2 in excess of the Equity Exposure Amount. Upon payment of all amounts payable to the Head Lessee, the Lender and the Owner Participant under this Head Lease and the other Operative Documents by any Person (the "Assignment Amount"), the Head Lessee will assign all its rights in the Facility Lease and any unapplied security therefor (including, without limitation, the Facility Sublease, the Facility Sublease Assignment Agreement and the Qualifying Sublease Surety Bond) to the Head Lessor. Should amounts in excess of the Assignment Amount be received by the Lender, the Head Lessee or the Owner Participant, such amounts shall be returned to the entity that paid such excess amounts. The Head Lessor's obligation to pay all amounts payable under this Section
     11.2 shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstance of any character, including, without limitation, (v) any setoff, counterclaim, recoupment, defense or other right which the Head Lessor may have against the Head Lessee or any other Person, (w) the invalidity or unenforceability or lack of due authorization or other infirmity of this Head Lease, whether or not due to any failure of the Head Lessee to comply with any Applicable Law, (x) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (y) any insolvency, bankruptcy, reorganization or similar



211229.1
                                              8
        proceeding by or against the Head Lessor or any other Person or any foreclosure or action taken by the Mortgagees under or in connection with the Oglethorpe Mortgage, or (z) the Head Lessor or any other Person at any time having immunity from suit, prejudgment attachment, attachment in aid of execution or execution on the grounds of sovereignty or otherwise; or

          (b) the Head Lessee may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms of the Head Lease; provided, however, that the liquidated damage amount specified in subparagraph (a) of this Section, together with all other amounts due hereunder and under any of the other Operative Documents, shall be the sole and exclusive money damages remedy to Head Lessee for a Head Lessor Event of Default;

provided, however, that notwithstanding any of the above, this Head Lease shall not be terminated unless and until the Loan has been paid in full and the security title and interest of the Lender under the Deed to Secure Debt and the Lien of the Loan Agreement shall have been finally discharged.

     The Head Lessor will upon demand pay to the Head Lessee the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Head Lessee may incur in connection with the exercise or enforcement of any of the rights of the Head Lessee under this Section 11.

     The Provisions of this Section 11.2 shall survive the termination of this Head Lease for any reason whatsoever and the termination or cancellation of the Head Lessee's leasehold estate in the Undivided Interest, for any reason whatsoever.

SECTION 12. WAIVER OF PARTITION.

     The Head Lessee, on its own behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Facility, or any interest or portion thereof, and such waiver will continue in effect until the termination of the Rocky Mountain Ownership Agreement and Rocky Mountain Operating Agreement in accordance with their terms. Until the termination of such Agreements the Head Lessee agrees not to commence any action of any kind seeking any form of partition with respect thereto.

SECTION 13. SECURITY FOR THE HEAD LESSEE'S OBLIGATION TO THE LENDER.

     In order to secure the Secured Indebtedness, the Trustees will by the Loan Agreement assign and grant a Lien, and by the Deed to Secure Debt convey security title, to the Lender in and to all of the Trustees' rights, title and interest in, to and under this Head Lease, the Facility Lessor's Rocky Mountain Interest including the Undivided Interest, other than Excepted Payments and Excepted Rights. The Head Lessor hereby consents to such assignment and to the creation of such Lien and security title and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. TO THE EXTENT, IF ANY, THAT THIS HEAD LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS HEAD LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LENDER ON THE SIGNATURE PAGE THEREOF. Unless and until the Head Lessor shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully released, the Lender shall have the right to exercise the rights of the Head Lessee under this Head Lease to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

SECTION 14. NONMERGER.

     The reversionary interest of the Head Lessor in the Undivided Interest shall not merge into any interest in the Undivided Interest leased by, through or under, this Head Lease even if such reversionary interest and such leased interest are at any time vested in or held directly or indirectly by the same Person, but this Head Lease shall nonetheless remain in full force and effect in accordance with its respective terms notwithstanding such vesting or holding.

SECTION 15. APPLICATION OF PAYMENTS FROM GOVERNMENTAL ENTITY.

     Subject to the provisions of the Oglethorpe Mortgage, any payments received at any time by the Head Lessor or by the Head Lessee from any Governmental Entity with respect to an Event of Loss shall be paid over to the Head Lessor or the Head Lessee, or retained by the Head Lessor and the Head Lessee, as their respective interests may appear. Any payments received at any time during or with respect to the Head Lease Term by the Head Lessor or by the Head Lessee from any Governmental Entity with respect to the seizure, expropriation, condemnation or requisition of the use of, or title to, the Undivided Interest not constituting an Event of Loss shall be paid over to, or retained by, the Head Lessee.

SECTION 16. INSURANCE.

     Each of the Head Lessor and the Head Lessee shall have the right to carry insurance on the Undivided Interest for their own benefit. Upon the termination of the Facility Lease or any Replacement Facility Lease, if any, at the request of the Head Lessee, the Head Lessor shall, at the Head Lessee's sole cost and expense, carry insurance for the benefit of the Head Lessee in the same amounts and with the same coverage as the Facility Lessee is required to carry pursuant to the terms of the Facility Lease.

SECTION 17. MISCELLANEOUS.

     Section 17.1. Amendments and Waivers. No term, covenant, agreement or condition of this Head Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 17.2. Notices. Unless otherwise expressly specified or permitted by the terms of this Head Lease, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight or next business day mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

        If to the Head Lessor:

                  Oglethorpe Power Corporation
                  2100 East Exchange Place
                  Tucker, Georgia  30085

                  Facsimile No.:  (770) 270-7325
                  Telephone No.:  (770) 270-7942
                  Attention:  Vice President - Finance
                  with copy to the Lender:

                  Utrecht-America Finance Co.,
                  c/o Rabobank Nederland, New York Branch
                  245 Park Avenue
                  New York, New York  10167-0062

                  Facsimile No.:  (212) 916-7880
                  Telephone No.:  (212) 916-7864
                  Attention:   General Counsel's Office

        If to the Head Lessee:

                  SunTrust Bank, Atlanta
                  P.O. Box 4625
                  Mail Code 008
                  Atlanta, Georgia 30302

                  Facsimile No.:  (404) 332-3966
                  Telephone No.:  (404) 588-7813
                  Attention:   Corporate Trust Department


                  with copies to the Owner Trustee:

                  Fleet National Bank
                  777 Main Street
                  Hartford, Connecticut  06115

                  Facsimile No.:  (860) 986-7920
                  Telephone No.:  (860) 986-4540
                  Attention: Corporate Trust Administration to the Owner Participant:

                  Philip Morris Capital Corporation
                  800 Westchester Avenue
                  Rye Brook, New York  10573-1301

                  Facsimile No.:  914-335-1297
                  Telephone No.:  914-335-5000
                  Attention:  Vice President, Leasing with a copy to
                              Director, Portfolio Administration

                  and to the Lender:

                  Utrecht-America Finance Co.,
                  c/o Rabobank Nederland, New York Branch
                  245 Park Avenue
                  New York, New York  10167-0062

                  Facsimile No.:  (212) 916-7880
                  Telephone No.:  (212) 916-7864
                  Attention:  General Counsel's Office

     Section 17.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall survive the expiration or termination of this Head Lease.

     Section 17.4. Successors and Assigns.

          (a) This Head Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

          (b) The Head Lessor hereby consents to the entry by the Head Lessee into, and the performance by the Head Lessee of, the Operative Documents, including any assignment by the Head Lessee pursuant thereto. Except as expressly provided herein or in any other Operative Document, the Head Lessor may not assign or transfer any of its interests herein or in its residual ownership interest in the Undivided Interest without the prior written consent of the Head Lessee. Except as expressly provided herein or in any of the other Operative Documents, the Head Lessee may not assign its interests herein prior to the expiration or early termination of the Facility Lease Term without the prior written consent of the Head Lessor.

          (c) This Head Lease conveys a leasehold estate and not a usufruct.

     Section 17.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Head Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on the next succeeding Business Day.

     Section 17.6. Governing Law. This Head Lease shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

     Section 17.7. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 17.8. Counterparts. This Head Lease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     Section 17.9. Headings and Table of Contents. The headings of the sections of this Head Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 17.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party hereto, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Head Lease.

     Section 17.11. Effectiveness of Head Lease. This Head Lease has been dated as of the date first above written for convenience only. This Head Lease shall be effective on the date of execution and delivery by the Head Lessor and the Head Lessee.

     Section 17.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Head Lease is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta but is made and intended for the purpose for binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Head Lease. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

     Section 17.13. Measuring Life. If and to the extent that any of the rights and privileges granted under this Head Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Head Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Head Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Head Lease, whichever of (a) and (b) is shorter.

     IN WITNESS WHEREOF, the Head Lessor and the Head Lessee have caused this Head Lease to be duly executed and delivered by their respective officers thereunto duly authorized.



                                                OGLETHORPE POWER CORPORATION (AN
                                                ELECTRIC MEMBERSHIP GENERATING &
                                                TRANSMISSION CORPORATION),
                                                Head Lessor


                                                By: /s/ T. D. Kilgore
                                                    ------------------------
                                                Name:   T.D. Kilgore
                                                Title:  President and Chief
                                                Executive Officer
                                                Date:   December 30, 1996


                                                (CORPORATE SEAL)



                                                Attest: /s/ Gary M. Bullock
                                                        --------------------
                                                Name:       Gary M. Bullock
                                                Title:      Secretary -
                                                            Treasurer
                                                Date:


Signed and delivered
in the presence of:


/s/ Leonard Scott
-----------------
Unofficial Witness


/s/ David M. Boehm
------------------
Notary Public

My Commission Expires:March 16, 1998
[Notary Seal]

                                                SUNTRUST BANK, ATLANTA,
                                                not in its individual capacity,
                                                but solely as Co-Trustee under
                                                the Trust Agreement,
                                                as Head Lessee


                                                By: /s/ Bryan Echols
                                                    ----------------------
                                                Name:   Bryan Echols
                                                Title:  Vice President
                                                Date:   12/30/96


                                                By: /s/ Sandra Thompson
                                                    ----------------------
                                                    Name:  Sandra Thompson
                                                    Title: Vice President
                                                    Date:  12/30/96
Signed and delivered
in the presence of:


/s/ E. M. Shadru
----------------
Unofficial Witness


/s/ David M. Boehm
------------------
Notary Public

My Commission Expires:March 16, 1998
[Notary Seal]

     CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE HEAD LESSEE IN AND TO THIS HEAD LEASE HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE UNDERSIGNED, AS LENDER, UNDER THE LOAN AGREEMENT AND THE DEED TO SECURE DEBT EACH DATED AS OF DECEMBER 30, 1996. THIS AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE UNDERSIGNED, ON THE SIGNATURE PAGES THEREOF. SEE SECTION 13 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS THEREOF.

     Receipt of this original counterpart of this Head Lease is hereby acknowledged on this ___ day of December, 1996.



                                                UTRECHT-AMERICA FINANCE CO.


                                                By: ____________________________
                                                    Name:
                                                    Title:
                                                    Date:


                                                By: ____________________________
                                                    Name:
                                                    Title:
                                                    Date:

                           SCHEDULE TO EXHIBIT 10.32.2

                            HEAD LEASE AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:


     Agreement      Date                  Owner Participant
     ---------      -----                 -----------------

     P1             December 30, 1996     Philip Morris Capital Corporation

     P2             January 3, 1997       Philip Morris Capital Corporation

     F3             December 30, 1996     First Chicago Leasing Corporation

     F4             December 30, 1996     First Chicago Leasing Corporation

     N5             December 30, 1996     NationsBanc Leasing & R.E. Corporation

     N6             January 3, 1997       NationsBanc Leasing & R.E. Corporation

     Other than Appendix A, the Exhibits and Schedules to the Head Lease Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

                                                                     Appendix A


                                   Definitions

     Refer to Appendix A to Exhibit 10.32.1 to the Form 10-K.


                                       A-1